SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-50469

                        Date of Report: April 19, 2006



                            VERIDIUM CORPORATION
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           (Exact name of registrant as specified in its charter)


           Delaware                                    59-3764931
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   (State of other jurisdiction of                 (IRS Employer
    incorporation or organization                   Identification No.)


      535 West 34th Street, Suite 203, New York, New York     10001
      --------------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                              (888) 870-9197
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           (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

     Effective April 13, 2006, Veridium entered into a Securities Purchase Agreement with Cornell Capital Partners, LP, under which Cornell purchased a Convertible Debenture in the amount of $4,400,000. The Debenture was issued as of April 13, 2006. Cornell paid the $4,400,000 purchase price on April 19, 2006.

     The conversion price of the Debenture shall be equal to the lesser of $0.10 per share or the average of the three lowest closing market prices of the Company's Common Stock for the thirty days preceding conversion. Cornell will be entitled to convert the Debenture on the basis of the conversion price into Veridium common stock, provided that Cornell cannot convert into shares that would cause Cornell to own more than 4.9% of Veridium's outstanding common stock.

     The Debenture will bear interest at 5% per annum. Accrued interest and the principal amount will be payable on April 1, 2009. Veridium's obligations under the Debenture are secured by a pledge of all of its assets, subject to Cornell's agreement to subordinate its security interest to any line of credit that Veridium obtains from a bank or other financial institution.
The proceeds of the Debenture may only be used by Veridium to support the deployment by Veridium's wholly owned subsidiary, Veridium Industrial Design Corporation ("VIDC"), of its various technologies, specifically including
VIDC's Corn Oil Extraction and CO2 BioReactor technologies.

     Veridium will pay a commitment fee of $400,000 and a $55,000 structuring fee to Yorkville Advisors Management, LLC. Accordingly, Veridium will receive net proceeds of $3,945,000 upon issuance of the Debenture. Veridium will also issue to Cornell a five year Warrant to purchase 10,000,000 common shares at $0.10 per share, a five year Warrant to purchase 10,000,000 common shares at $0.15 per share, a five year Warrant to purchase 10,000,000 common shares at $0.20 per share, a five year Warrant to purchase 20,000,000 common shares at $0.25 per share, and a five year Warrant to purchase 25,000,000 common shares at $0.50 per share.

     Veridium agreed to file with the Securities and Exchange Commission a registration statement to enable Cornell to resell to the public the common stock issuable on conversion of the Debenture and the common stock issuable on exercise of the Warrants.

Item 9.01  Financial Statements and Exhibits

Exhibits:

10-a Securities Purchase Agreement effective April 13, 2006 among Veridium Corporation and Cornell Capital Partners LP
10-b   Form of Convertible Debenture due April 2008
10-c Security Agreement effective April 13, 2006 between Veridium Corporation and Cornell Capital Partners LP
10-d Form of Warrant to Purchase Common Stock to be issued to Cornell Capital Partners

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 19, 2006                      VERIDIUM CORPORATION

                                            By: /s/ Kevin Kreisler
                                            ----------------------
                                            Kevin Kreisler, Chief
                                             Executive Officer